                                   SUPPLEMENT
                   TO THE PROSPECTUS, DATED DECEMBER 15, 1997,
                  FOR THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE
                    TAX-FREE BOND FUND AND SCHWAB CALIFORNIA
                          LONG-TERM TAX-FREE BOND FUND
                                       AND
                   TO THE PROSPECTUS, DATED DECEMBER 15, 1997,
              FOR THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                     AND SCHWAB LONG-TERM TAX-FREE BOND FUND

The following replaces the fourth and fifth paragraphs under the "Opening a Schwab Account" in the "Investing in Shares" section of each prospectus:

Schwab accounts opened prior to January 15, 1998 require a $1,000 minimum investment and account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.

Schwab One(R) accounts opened prior to January 15, 1998 require a $5,000 minimum investment and account balance. A monthly fee of $5.00 will be charged to Schwab One accounts that fall below this minimum, unless there have been at least two commissionable trades within the previous twelve months.

Effective January 15, 1998, Schwab accounts will not be available, and Schwab One(R) accounts will be available with a new minimum initial investment requirement of $2,500. Additionally, the account fees for existing Schwab and Schwab One accounts will be replaced with a calendar quarter account fee of $15, effective April 1, 1998. However, this fee will not be charged if the combined balances of your household's accounts at Schwab exceed $25,000 at the end of any month in that quarter, you have one commissionable trade in that or the preceding quarter or you have two or more commissionable trades during the last four quarters. If you have more than one account at Schwab, you will be charged only one quarterly fee.

TF5346 (1/15/98)